                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-03196

                            CASH RESERVE FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        3/31

Date of reporting period:       09/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Cash Reserve Prime Shares

Classes A, B and C

Semiannual Report to Shareholders

September 30, 2005

Table of Contents

Cash Reserve Prime Shares

Information About Your Fund's Expenses Click Here

Investment Summary Click Here

Investment Portfolio Click Here

Statement of Assets and Liabilities Click Here

Statement of Operations Click Here

Statement of Changes in Net Assets Click Here

Financial Highlights Click Here

Notes to Financial Statements Click Here

Other Information  Click Here

Investment Management Agreement Approval  Click Here

Privacy Statement Click Here

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, talk to your financial representative or call Shareholder Services at (800) 621-1048. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class C shares of the Fund limited these expenses; had it not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended September 30, 2005.

The table illustrates your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2005
Actual Fund Return	Class A	Class B	Class C
Beginning Account Value 4/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/05	$ 1,011.60	$ 1,005.60	$ 1,000.20
Expenses Paid per $1,000*	$ 4.89	$ 10.76	$ 16.15
Hypothetical 5% Fund Return	Class A	Class B	Class C
Beginning Account Value 4/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/05	$ 1,020.21	$ 1,014.34	$ 1,008.92
Expenses Paid per $1,000*	$ 4.91	$ 10.81	$ 16.22

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C
Prime Series	.97%	2.14%	3.22%

For more information, please refer to the Fund's prospectus.

Investment Summary

Prime Series

Asset Allocation	9/30/05	3/31/05

Commercial Paper	30%	30%
Repurchase Agreements	23%	22%
Certificates of Deposit and Bank Notes	19%	18%
Short Term Notes	16%	19%
Funding Agreements	3%	2%
US Government Sponsored Agencies+	2%	4%
Master Notes	2%	2%
Promissory Notes	2%	3%
Time Deposit	1%	—
Asset Backed	1%	—
US Government Agency Sponsored Pass-Throughs+	1%	—
	100%	100%

+ Not backed by the full faith and credit of the US Government

Weighted Average Maturity
Cash Reserve Fund, Inc. — Prime Series	54 days	38 days
iMoneyNet First Tier Retail Money Funds Average*	38 days	36 days

* The Fund is compared to its respective iMoneyNet category: First Tier Retail Money Funds Average — Category includes a widely-recognized composite of money market funds the invest in only first tier (highest rating) securities.

Asset allocation is subject to change. For more complete details about the Fund's holdings, see pages 5-7. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Other Information section for contact information.

Investment Portfolio as of September 30, 2005 (Unaudited)

Prime Series	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 19.3%
Bank of Tokyo-Mitsubishi, 3.75%, 12/9/2005	40,000,000	40,000,000
Barclays Bank PLC:
3.72%, 11/10/2005	25,000,000	25,000,000
3.76%, 11/1/2005	10,000,000	9,999,825
Calyon:
3.27%, 3/6/2006	30,000,000	30,000,000
3.685%, 6/2/2006	25,000,000	25,000,000
Credit Agricole SA, 3.735%, 11/14/2005	40,000,000	40,000,000
Dexia Credit Local, 3.75%, 12/9/2005	25,000,000	25,000,000
HBOS Treasury Services PLC:
3.27%, 3/6/2006	15,000,000	15,000,000
3.8%, 7/10/2006	70,000,000	70,000,000
HSH Nordbank, 3.8%, 10/27/2005	50,000,000	50,000,000
Royal Bank of Canada, 4.05%, 7/24/2006	15,000,000	15,000,000
Royal Bank Scotland PLC, 4.08%, 3/27/2006	30,000,000	30,000,000
Toronto Dominion Bank:
3.75%, 5/16/2006	10,000,000	9,999,393
3.8%, 7/10/2006	25,000,000	25,000,000
UniCredito Italiano SpA:
3.755%, 11/16/2005	35,000,000	35,000,000
3.785%, 12/12/2005	25,000,000	25,000,000
3.98%, 3/10/2006	20,000,000	20,000,000
Total Certificates of Deposit and Bank Notes (Cost $489,999,218)		489,999,218

Commercial Paper** 30.3%
Apreco, LLC, 3.8%, 11/7/2005	11,475,000	11,430,184
Atlantis One Funding Corp.:
3.71%, 12/8/2005	25,000,000	24,824,806
3.93%, 3/1/2006	14,000,000	13,769,222
Charta, LLC, 4.0%, 10/3/2005	50,000,000	49,988,889
CIT Group, Inc., 3.59%, 10/20/2005	40,000,000	39,924,211
Giro Funding US Corp.:
3.72%, 11/10/2005	15,000,000	14,938,000
3.79%, 11/1/2005	35,000,000	34,885,774
Grampian Funding Ltd., 3.71%, 12/9/2005	30,000,000	29,786,675
Greyhawk Funding LLC, 3.8%, 11/1/2005	25,000,000	24,918,194
Irish Life and Permanent PLC:
3.75%, 12/7/2005	20,000,000	19,860,417
3.75%, 12/13/2005	20,000,000	19,847,917
Lake Constance Funding LLC:
3.79%, 10/28/2005	25,000,000	24,928,937
3.79%, 12/6/2005	19,000,000	18,867,982
Liberty Street Funding, 3.67%, 10/14/2005	28,267,000	28,229,538
Mane Funding Corp.:
3.75%, 12/8/2005	20,000,000	19,858,333
3.84%, 12/16/2005	35,720,000	35,430,430
Morgan Stanley:
3.64%, 10/3/2005	25,000,000	24,994,944
3.8%, 10/6/2005	7,000,000	6,996,306
3.81%, 10/28/2005	25,000,000	24,928,562
Park Avenue Receivables Co., LLC, 3.68%, 10/7/2005	17,000,000	16,989,573
PepsiCo., Inc., 3.625%, 10/11/2005	10,000,000	9,989,931
Perry Global Funding LLC:
Series A, 3.8%, 11/3/2005	20,000,000	19,930,333
Series A, 3.81%, 11/18/2005	25,000,000	24,873,000
Procter & Gamble Co., 3.75%, 10/31/2005	70,000,000	69,781,250
RWE AG, 3.71%, 11/7/2005	50,000,000	49,809,347
San Paolo IMI US Financial Co., 3.86%, 10/3/2005	630,000	629,865
SBC Communications, Inc., 3.7%, 10/5/2005	3,000,000	2,998,767
Scaldis Capital LLC:
3.75%, 12/12/2005	20,000,000	19,850,000
3.79%, 10/28/2005	25,000,000	24,928,937
The Goldman Sachs Group, Inc., 3.185%, 3/3/2006	40,000,000	39,458,550
Toyota Motor Credit Corp., 3.71%, 10/17/2005	20,000,000	19,967,111
Total Commercial Paper (Cost $767,615,985)		767,615,985

Short Term Notes* 16.4%
Beta Finance, Inc., 3.66%, 11/23/2005	45,000,000	45,003,281
BMW US Capital LLC, 144A, 3.74%, 4/18/2006	10,000,000	10,000,000
BNP Paribas SA, 3.84%, 10/26/2006	20,000,000	20,000,000
Credit Suisse First Boston:
3.8%, 9/26/2006	25,000,000	25,000,000
3.931%, 9/26/2006	25,000,000	25,000,000
Greenwich Capital Holdings, Inc., 3.79%, 6/20/2006	23,000,000	23,000,000
HSBC Bank USA, NA, 3.22%, 5/4/2006	25,000,000	25,006,876
HSBC Finance Corp., 3.73%, 10/27/2006	75,000,000	75,051,934
International Business Machines Corp., 3.673%, 3/8/2006	20,000,000	20,000,000
Merrill Lynch & Co., Inc.:
3.57%, 1/4/2006	15,000,000	15,000,000
3.748%, 9/15/2006	20,000,000	20,000,000
Metropolitan Life Global Funding I, 3.44%, 3/17/2006	20,000,000	20,004,459
Morgan Stanley, 3.88%, 11/15/2005	25,000,000	25,000,000
Tango Finance Corp.:
144A, 3.56%, 9/18/2006	33,500,000	33,499,138
144A, 3.688%, 2/10/2006	20,000,000	19,999,294
The Goldman Sachs Group, Inc., 2.48%, 8/18/2006	15,000,000	15,025,697
Total Short Term Notes (Cost $416,590,679)		416,590,679

Master Notes 2.0%
Bear Stearns & Co., Inc., 3.96%, 10/1/2005 (d) (Cost $50,000,000)	50,000,000	50,000,000

US Government Sponsored Agencies 2.5%
Federal National Mortgage Association:
3.569%*, 9/7/2006	40,000,000	39,972,218
4.05%, 8/14/2006	25,000,000	25,000,000
Total US Government Sponsored Agencies (Cost $64,972,218)		64,972,218

US Government Agency Sponsored Pass-Throughs 0.8%
Federal National Mortgage Association, 3.58%**, 11/1/2005 (Cost $19,938,344)	20,000,000	19,938,344

Funding Agreements 3.3%
GE Capital Assurance Co.:
3.01%, 3/1/2006	20,000,000	20,000,000
3.925%, 9/1/2006	45,000,000	45,000,000
New York Life Insurance Co., 3.994%*, 9/19/2006	20,000,000	20,000,000
Total Funding Agreements (Cost $85,000,000)		85,000,000

Promissory Notes 2.0%
The Goldman Sachs Group, Inc., 3.92%*, 2/16/2006 (Cost $50,000,000)	50,000,000	50,000,000

Asset Backed 0.8%
Permanent Financing PLC, "1A", Series 8, 3.69%*, 6/10/2006 (Cost $20,000,000)	20,000,000	20,000,000

Time Deposit 1.0%
Societe Generale, 3.92%, 10/3/2005 (Cost $25,000,000)	25,000,000	25,000,000

Repurchase Agreements 23.4%
Banc of America Securities LLC, 3.89%, dated 9/30/2005, to be repurchased at $50,324,167 on 11/29/2005 (a)	50,000,000	50,000,000
Banc of America Securities LLC, 3.77%, dated 9/21/2005, to be repurchased at $150,691,167 on 11/4/2005 (b)	150,000,000	150,000,000
UBS Securities LLC, 3.90%, dated 9/30/2005, to be repurchased at $393,481,443 on 10/3/2005 (c)	393,353,603	393,353,603
Total Repurchase Agreements (Cost $593,353,603)		593,353,603
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,582,470,047) +	101.8	2,582,470,047
Other Assets and Liabilities, Net	(1.8)	(46,225,639)
Net Assets	100.0	2,536,244,408

+ The cost for federal income tax purposes was $2,582,470,047.

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2005.

** Annualized yield at the time of purchase; not a coupon rate.

(a) Collateralized by $52,034,497 Federal National Mortgage Association, 3.824 - 5.5%, maturing on 12/1/2034 - 7/1/2035 with a value of $51,000,000.

(b) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

119,474,510	Federal National Mortgage Association	5.0-6.0	8/1/2015-9/1/2035	119,055,623
33,160,659	Federal Home Loan Mortgage Corp.	4.945	10/1/2035	33,944,377
Total Collateral Value				153,000,000

(c) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

251,535,905	Federal National Mortgage Association	3.872- 5.318	5/1/2032-6/1/2035	253,218,529
149,492,099	Federal Home Loan Mortgage Corp.	3.209- 5.068	10/1/2032-8/1/2035	148,003,066
Total Collateral Value				401,221,595

(d) Reset date, not maturity date.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of September 30, 2005 (Unaudited)
Assets	Prime Series
Investments: Investments, at amortized cost	$ 1,989,116,444
Repurchase agreements, at amortized cost	593,353,603
Total Investments, at amortized cost	2,582,470,047
Interest receivable	5,518,155
Receivable for Fund shares sold	47,441
Other assets	60,467
Total assets	2,588,096,110
Liabilities
Due to custodian bank	44,796
Payable for investments purchased	50,000,000
Accrued management fee	632,935
Accrued distribution fees	441,017
Accrued shareholder servicing fees	122,842
Accrued custodian and accounting fees	9,871
Other accrued expenses and payables	600,241
Total liabilities	51,851,702
Net assets	$ 2,536,244,408
Composition of Net Assets
Accumulated distributions in excess of net investment income	(422,182)
Accumulated net realized gain (loss)	13,985
Paid-in capital	2,536,652,605
Net assets	$ 2,536,244,408

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of September 30, 2005 (Unaudited) (continued)
Net Asset Value	Prime Series
Computation of Net Asset Value, Offering and Redemption Price Per Share
Prime Shares Net assets	$ 2,069,207,806
Shares of capital stock outstanding	2,069,195,441
Net Asset Value per share	$ 1.00
Prime Institutional Shares Net assets	$ 462,316,862
Shares of capital stock outstanding	462,336,903
Net Asset Value per share	$ 1.00
Class A Shares Net assets	$ 3,510,149
Shares of capital stock outstanding	3,514,618
Net Asset Value per share	$ 1.00
Class B Shares Net assets	$ 1,124,790
Shares of capital stock outstanding	1,122,246
Net Asset Value per share	$ 1.00
Class C Shares Net assets	$ 84,801
Shares of capital stock outstanding	84,937
Net Asset Value per share	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the six months ended September 30, 2005 (Unaudited)
Investment Income	Prime Series
Interest	$ 40,624,376
Expenses:
Management fee	3,333,166
Transfer agent fees	853,736
Custodian and accounting fees	137,157
Distribution fees	2,636,799
Auditing	25,059
Legal	14,299
Directors' fees and expenses	51,197
Reports to shareholders	40,730
Registration fees	32,864
Shareholder servicing fees	737,397
Other	40,563
Total expenses	7,902,967
Less: fee waivers and/or expense reimbursements	(18,270)
Net expenses	7,884,697
Net investment income	32,739,679
Net realized gain (loss) on investment transactions	11,396
Net increase (decrease) in net assets from operations	$ 32,751,075

The accompanying notes are an integral part of the financial statements.

Prime Series

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2005 (Unaudited)	Year Ended March 31, 2005
Operations: Net investment income	$ 32,739,679	$ 30,807,263
Net realized gain (loss)	11,396	2,589
Net increase (decrease) in net assets resulting from operations	32,751,075	30,809,852
Distributions to shareholders from: Net investment income: Prime Shares	(26,940,715)	(25,878,034)
Prime Institutional Shares	(5,749,744)	(5,445,641)
Class A Shares	(40,983)	(31,077)
Class B Shares	(8,561)	(5,668)
Class C Shares	(22)	(59)
Quality Shares	—	(1,264)
Total distributions	(32,740,025)	(31,361,743)
Fund share transactions: (at net asset value of $1.00 per share) Proceeds from shares sold	2,167,946,077	3,646,713,349
Reinvestment of distributions	32,732,243	31,337,109
Cost of shares redeemed	(2,287,344,741)	(4,128,056,451)
Net increase (decrease) in net assets from Fund share transactions	(86,666,421)	(450,005,993)
Increase (decrease) in net assets	(86,655,371)	(450,557,884)
Net assets at beginning of period	2,622,899,779	3,073,457,663
Net assets at end of period (including accumulated distributions in excess of net investment income of $422,182 and $421,836, respectively)	$ 2,536,244,408	$ 2,622,899,779

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended March 31,	2005[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0116	.0084	.0035	.0114	.0277	.0579
Less: Distributions from net investment income	(.0116)	(.0084)	(.0035)	(.0114)	(.0277)	(.0579)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	1.16**	.85	.35	1.14	2.80	5.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	3,510	3,481	4,754	8,802	11,524	11,882
Ratio of expenses (%)	.97*	.93	.87	.63	.61	.61
Ratio of net investment income (%)	2.31*	.83	.31	1.17	2.81	5.73

Class B
Years Ended March 31,	2005[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0056	.0022	.0008	.0041	.0202	.0505
Less: Distributions from net investment income	(.0056)	(.0022)	(.0008)	(.0041)	(.0202)	(.0505)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.56**	.22[b]	.08[b]	.41[b]	2.04	5.17
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	1,125	2,146	4,589	10,897	10,761	11,975
Ratio of expenses before expense reductions (%)	2.14*	1.84	1.66	1.38	1.36	1.39
Ratio of expenses after expense reductions (%)	2.14*	1.49	1.12	1.37	1.36	1.39
Ratio of net investment income (%)	1.08*	.27	.06	.43	2.01	5.00

a For the six months ended September 30, 2005 (Unaudited).

b Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class C
Years Ended March 31,	2005[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0002	.0005	.0008	.0041	.0202	.0515
Less: Distributions from net investment income	(.0002)	(.0005)	(.0008)	(.0041)	(.0202)	(.0515)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.02b**	.05[b]	.08[b]	.41[b]	2.04	5.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	85	98	139	375	679	1,592
Ratio of expenses before expense reductions (%)	6.69*	5.28	1.54	1.38	1.36	1.34
Ratio of expenses after expense reductions (%)	3.22*	1.71	1.13	1.37	1.36	1.34
Ratio of net investment income (%)	.04*	.05	.05	.43	2.16	5.07

a For the six months ended September 30, 2005 (Unaudited).

b Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

Cash Reserve Fund, Inc. (the `Fund') is registered under the Investment Company Act of 1940, as amended (the `1940 Act'), as a diversified, open-end management investment company. The Fund is organized as a corporation under the laws of the state of Maryland. The Prime Series, (the `Series') is one of the three series the Fund offers to investors.

The Prime Series currently offers five classes of shares to investors: Cash Reserve Prime Shares (`Prime Shares'), Scudder Cash Reserve Prime Class A Shares (`Class A Shares'), Scudder Cash Reserve Prime Class B Shares (`Class B Shares'), Scudder Cash Reserve Prime Class C Shares (`Class C Shares'), and Cash Reserve Prime Institutional Shares (`Prime Institutional Shares'). Class A, Class B and Class C shares are closed to new investors.

All shares have equal rights with respect to voting except that shareholders vote separately on matters affecting their rights as holders of a particular series or class.

The investment objective of the Prime Series is to seek as high a level of current income as is consistent with preservation of capital and liquidity. Details concerning the Series' investment objectives and policies and the risk factors associated with the Series' investments are described in the Series' Prospectus and Statement of Additional Information.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

B. Security Valuation

Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

C. Securities Transactions and Investment Income

Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Dividend income is recorded on the ex-dividend date. Estimated expenses are also accrued daily.

Distribution or service fees and transfer agent fees specifically attributable to a class are allocated to that class. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets.

D. Distributions

The Fund distributes its net investment income in the form of dividends, which are declared and recorded daily. Accumulated daily dividends are distributed to shareholders monthly.

E. Federal Income Taxes

It is the Fund's policy to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.

F. Repurchase Agreements

The Prime Series may enter into repurchase agreements with certain banks and broker/dealers whereby the Series, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Series has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Series' claims on the collateral may be subject to legal proceedings.

G. Expenses

Expenses of the Fund arising in connection with a specific Series are allocated to that Series. Other Fund expenses which cannot be directly attributed to a Series are apportioned among the Series in the Fund.

H. Contingencies

In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2—Fees and Transactions with Affiliates

Investment Company Capital Corp. (`ICCC' or the `Advisor'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for each Series. The Fund pays the Advisor an annual fee based on its aggregate average daily net assets which is calculated daily and paid monthly at the following annual rates: 0.30% of the first $500 million, 0.26% of the next $500 million, 0.25% of the next $500 million, 0.24% of the next $1 billion, 0.23% of the next $1 billion and 0.22% of the amount in excess of $3.5 billion.

In addition, the Advisor is entitled to receive an additional fee with respect to the Prime Series, calculated daily and payable monthly, at the annual rate of 0.02% of the average daily net assets.

Accordingly, for the six months ended September 30, 2005, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.27% of the average daily net assets of the Prime Series.

The Advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses on Class C shares of the Prime Series.

ICCC is the Fund's accounting agent. The Series paid the accounting agent a fixed fee of $13,000 on net assets up to $10 million. On assets greater than $10 million, the Series paid the accounting agent an annual fee based on its average daily net assets which was calculated daily and paid monthly. Scudder Fund Accounting Corporation (`SFAC'), an affiliate of the Advisor, is responsible for the general accounting records and determining the daily net asset value per share of the Fund. SFAC has retained State Street Bank and Trust Company (`State Street') as a sub-agent that performs fund accounting and administration services.

Scudder Investments Service Company (`SISC'), an affiliate of the Advisor, is the Fund's transfer agent. Each class paid the transfer agent a per account fee that is accrued daily and paid monthly. For the six months ended September 30, 2005, the amounts charged to the Series by SISC were as follows:

	Total Aggregated	Waived	Unpaid at September 30, 2005
Prime Series: Prime Shares	$ 808,743	$ —	$ 415,409
Prime Institutional Shares	18,080	—	8,958
Class A Shares	7,490	—	5,438
Class B Shares	6,583	—	1,223
Class C Shares	2,471	1,588	260

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (`DST'), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund.

As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services.

Note 3—Distribution and Service Fees

Scudder Distributors, Inc. (`SDI') is the Fund's Distributor. The Series pays the Distributor an annual fee, pursuant to Rule 12b-1, based on its average daily net assets, which is calculated daily and paid monthly at the following annual rates: 0.25% of the Prime Shares and Class A Shares and 0.75% of the Class B Shares and Class C Shares average daily net assets. The Fund does not pay fees on the Prime Institutional Shares. For the six months ended September 30, 2005, the Distribution Fee was as follows:

	Total Aggregated	Unpaid at September 30, 2005
Prime Series: Prime Shares	$ 2,626,102	$ 439,562
Class A Shares	4,432	761
Class B Shares	5,920	640
Class C Shares	345	54

The Series pays the Distributor a shareholder servicing fee based on the average daily net assets which is calculated daily and paid monthly at the following rates of 0.07% of Prime Shares and 0.25% of Class B and Class C Shares. The Distributor uses this fee to compensate third parties that provide shareholder services to their clients who own shares. For the six months ended September 30, 2005, the shareholder servicing fee was as follows:

	Total Aggregated	Unpaid at September 30, 2005
Prime Series: Prime Shares	$ 735,309	$ 122,574
Class B Shares	1,973	249
Class C Shares	115	19

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. (`DeIM'), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended September 30, 2005, the amount charged to the Series by DeIM included in the reports to shareholders was as follows:

	Total Aggregated	Unpaid at September 30, 2005
Prime Series	$ 8,487	$ 4,960

Note 4—Expense Reductions

For the six months ended September 30, 2005, the Advisor agreed to reimburse the Series $16,456, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Series' custodian expenses. During the six months ended September 30, 2005, the Series' custodian fees were reduced by $226 under this arrangement.

Note 5—Share Transactions

The Fund is authorized to issue up to 20.81 billion shares of $.001 par value capital stock (12.66 billion Prime Series, 3.55 billion Treasury Series, 4.25 billion Tax-Free Series and 350 million undesignated). Transactions in capital stock were as follows (at net asset value of $1.00 per share):

	Six Months Ended September 30, 2005		Year Ended March 31, 2005
Prime Series:	Shares	Dollars	Shares	Dollars
Sold:
Prime Shares	1,450,871,639	$ 1,450,871,640	2,369,013,778	$ 2,369,013,778
Prime Institutional Shares	716,293,707	716,293,707	1,276,773,498	1,276,773,498
Class A Shares	780,730	780,730	912,564	912,564
Class B Shares	—	—	12,342	12,342
Class C Shares	—	—	—	—
Quality Cash Shares*	—	—	1,167	1,167
		$ 2,167,946,077		$ 3,646,713,349
Reinvested:
Prime Shares	26,939,524	$ 26,939,524	25,861,843	$ 25,861,843
Prime Institutional Shares	5,749,576	5,749,576	5,442,840	5,442,840
Class A Shares	34,894	34,894	26,556	26,556
Class B Shares	8,228	8,228	5,377	5,377
Class C Shares	22	21	57	57
Quality Cash Shares*	—	—	436	436
		$ 32,732,243		$ 31,337,109
Redeemed:
Prime Shares	(1,683,221,048)	$ (1,683,221,048)	(2,785,532,643)	$ (2,785,532,643)
Prime Institutional Shares	(602,294,647)	(602,294,647)	(1,334,563,515)	(1,334,563,515)
Class A Shares	(786,778)	(786,778)	(2,212,336)	(2,212,336)
Class B Shares	(1,029,303)	(1,029,303)	(2,460,654)	(2,460,654)
Class C Shares	(12,965)	(12,965)	(41,183)	(41,183)
Quality Cash Shares*	—	—	(3,246,195)	(3,246,120)
		$ (2,287,344,741)		$ (4,128,056,451)
Net Decrease:
	(86,666,421)	$ (86,666,421)	(450,006,068)	$ (450,005,993)

* Effective May 28, 2004, the last shareholder redeemed their shares in Quality Cash Reserve Prime Shares.

Note 6—Tax Disclosures

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to distribution reclassifications. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

In addition, from November 1, 2004 through March 31, 2005, the Prime Series incurred approximately $34 of net realized capital losses. As permitted by tax regulations, the Series intends to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 2006.

Note 7—Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Note 8—Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Other Information

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio of Investments

Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Management Agreement Approval

The Board of Directors of Cash Reserve Fund, Inc. approved the continuation of the current investment management agreement with Investment Company Capital Corporation (the "Advisor") for investment advisory services for the Prime Portfolio (the "Fund") in September 2005. In terms of the process the Directors followed prior to approving the contract, shareholders should know that:

At the present time, all but one of your Fund's Directors are independent of the Advisor and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters.

The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Advisor and its predecessors have managed the Fund since inception, and the Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of the Advisor's personnel and back-office operations, fund valuations, and compliance policies and procedures. The Directors noted that the Advisor has worked to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars", even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered factors that it believes relevant to the interests of shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rate paid by the Fund (Class A shares) was lower than the median (2nd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedules in effect for the Fund represent reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund, the performance of the Fund and fees paid by similar funds.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represented an appropriate sharing between shareholders and the Advisor of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class A shares) for the year ending December 31, 2004 were higher than the median (4th quartile) of the applicable Lipper universe. The Board also considered the expense limitations agreed to by the Advisor that serve to ensure that Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and the Advisor relative to industry peer groups. The Board noted that for the one-month, three-month, six-month, year-to-date, three- and five-year periods ended June 30, 2005, the Fund's performance was in the 2nd quartile of the applicable Lipper universe. The Board recognized that the Advisor has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by the Advisor. The Board considered extensive information regarding the Advisor, including the Advisor's personnel, particularly those personnel with responsibilities for providing services to the Fund, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by the Advisor have benefited, and should continue to benefit, the Fund and its shareholders.

The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Fund and, separately, to the entire Scudder fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor's costs and profits, the Board also reviewed the fees paid to, and services provided by, the Advisor and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of the Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including the Advisor's soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Fund's trading activities to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

The Advisor's commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor's chief compliance officer, who reports to the Board, (ii) the large number of compliance personnel who report to the Advisor's chief compliance officer, and (iii) the substantial commitment of resources by the Advisor to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund's shareholders.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2005

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Prime Shares - Classes A, B and C, a series
                                    of Cash Reserve Fund, Inc.

By:                                 /s/ Vincent J. Esposito
                                    ---------------------------
                                    Vincent J. Esposito
                                    President

Date:                               December 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Prime Shares - Classes A, B and C, a series
                                    of Cash Reserve Fund, Inc.

By:                                 /s/ Vincent J. Esposito
                                    ---------------------------
                                    Vincent J. Esposito
                                    President

Date:                               December 2, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               December 2, 2005